Exhibit 10.4

CONFIDENTIAL TREATMENT REQUESTED

CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. INFORMATION THAT WAS OMITTED IN THE EDGAR VERSION HAS BEEN NOTED IN THIS DOCUMENT WITH A PLACEHOLDER IDENTIFIED BY THE MARK “[***].”

SUBCONTRACT AGREEMENT P010022290 Modification 21

SUBCONTRACTOR: Pfenex Inc. 10790 Roselle Street, San Diego, CA 92121	SUBCONTRACT #:	P010022290
	MODIFICATION #:	21
	DPAS RATING:	Not Rated
	TYPE:	FIRM FIXED PRICE

COMMERCIAL ITEMS (GOVERNMENT)
Period of Performance: Sep 11, 2009 thru Sep 21, 2014	• Modification Value: -$43,761.80
TOTAL FUNDED: $7,393,400.46
Ceiling VALUE: $8,408,923.75

The purpose of this modification is to change the statement of work to remove some of the original requirements (descope) and add Stage 5A which incorporates additional purification efforts.

Effective date of this modification is September 12, 2014.

As a result of this modification, the total ceiling value amount remains $8,408,923.75. The total funded amount is decreased FROM $7,437,162.26 TO $7,393,400.46.

Statement of Work entitled “Evaluation of Rh5 Malaria Antigen Expression in Pfēnex Expression Technology™ and Process Manufacturing Malaria Vaccine Production and Support Services” and dated August 29, 2014 is herein incorporated into and made part of Subcontract No. P010022290 and is attachment 1 to this modification 21.

1.0 PRICE is modified to read as follows: The total not-to-exceed Ceiling Value of Subcontract No. P010022290 is $8,408,923.75 including profit. This subcontract is incrementally funded for work to be performed through September 21, 2014. The total FUNDING of Subcontract No.P010022290 is $7,393,400.46, including profit.

DE-SCOPED
Stage	Original Price		De-scoped Price		% Complete of Original Price
Stage 5	$	[***]		N/A	100%
Stage 6	$	[***]	$	[***]	50%
Stage 7	$	[***]	$	[***]	61.4%
		Total Price De-Scoped	$	[***]

CHANGE ADDING 5A
Stage	Price
De-scoped total	$	[***]	CREDIT
Stage 5A total	$	[***]	LESS ADDITIONAL 5A
Total Price Change this mod #21	-$	43,761.80

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Pfenex P010022290 Mod 19	Page 1 of 2

17.0 ORDER OF PRECEDENCE – is modified to read as follows:

The documents listed below are hereby incorporated by reference. In the event of an inconsistency or conflict between or among the provisions of this Subcontract, the inconsistency shall be resolved by giving precedence in the following order:

1.	Attachment I: Statement of Work and Schedule dated August 29, Mod 21.

2.	Statements of Work and Schedules as follows:

Modifications -19 dated 5/20/2013, 15 dated 5/4/12, 14 dated 6/22/12, 13 dated 6/15/12, 12 dated 2/6/12, 6 dated 6/1/11, 5 dated 1/1/11, 4 dated 11/15/10, 2 dated 5/4/10 and original dated 5/11/11 respectively.

3.	Schedule A: Specific Terms and Conditions Form 9-932-072 (Rev. 9/25/06).

4.	Schedule B: U.S. Government Terms and Conditions, Part III – FAR Clauses Form 9-932-082 (Rev. 07/25/07).

5.	Attachment C: (Enclosure 2; (Rev. 4/2009) Property Administration Requirements For Subcontractors With An Adequate System Or Requisite Internal Controls.

All other Subcontract terms and conditions remain unchanged.

In witness whereof, the duly authorized representatives of Buyer and Seller have executed this Subcontract Modification on the dates shown.

PFENEX INC.			SCIENCE APPLICATIONS INTERNATIONAL CORPORATION

/s/ Patrick Lucy			/s/ Carol Frishman
(Signature)			(Signature)

Name:	Patrick Lucy	date 9/15/14	Name:	Carol Frishman	date 9/15/14

(Type or Print)			(Type or Print)

Title:	Vice President of Business Development		Title:	Subcontracts Administrator

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Pfenex P010022290 Mod 19	Page 2 of 2